                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (the "Agreement") is made and entered into as of June 30, 2003 by and between Valesc Inc., a Delaware corporation (the "Company"), Garrett Miller, an individual residing at 130 Jefferson Street, Apt. 1, Hoboken, NJ 07030 (the "Subscriber").

         WHEREAS, the Company desires to issue to the Subscriber, and the Subscriber desires to acquire from the Company, the Company's common stock and attached option on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Agreement to Purchase and Sell the Common Stock and Attached Stock Options. Pursuant to resolutions adopted by the Board of Directors of the Company dated June 23, 2003 the Company agreed to issue to the Subscriber, and the Subscriber agrees to accept from the Company, 44,141 shares of its common stock (the "Securities"), $.0001 par value per share (the "Shares"), in cancellation of $30,889.00 in unpaid salary (the "Purchase Price").


         2. Representations, Warranties and Certain Covenants of Subscriber. The Subscriber hereby represents and warrants to the Company that:

    (a) Disclosure of Risks. Subscriber, as a director, is aware that the Company's financial condition is not stable: (i) the Company has received a "going concern" opinion from its independent auditor with respect to its last fiscal year and the Company may receive a subsequent "going concern" opinion to be issued in the Company's next audited financial statements; (ii) there is no assurance that the Company will be able to successfully commercialize any services or products thereby resulting in profits; and (iii) an investment in the Company involves a high degree of risk and should not be made unless the Subscriber is prepared to, and can afford to, lose the entire investment.

    (b) Investment Experience and Access to Information. Subscriber (i) has sufficient knowledge, sophistication and experience in business and finance to capably evaluate information concerning an investment in the Company, (ii) has had an opportunity to ask detailed questions and receive satisfactory answers from representatives of the Company, (iii) has had adequate opportunity to request and review any and all documents and other information, including the Company's publicly available filings with the Securities and Exchange Commission, relevant to Subscriber's consideration of investment in the Company, (iv) has otherwise obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company; (v) has independently considered and discussed such prospective investment with the Subscriber's business, legal, tax and financial advisers as to the suitability of such investment with respect to the Subscriber's particular financial situation, and (vi) on the basis of the foregoing, the Subscriber has determined that investment in the Securities is a suitable investment.

    (c) Dilution and Additional Indebtedness. Subscriber acknowledges that (i) the Company may make additional offerings of equity securities in the future which may cause Subscriber and other stockholders to experience dilution of their respective percentage ownership of the Company, and any such securities subsequently offered may have rights, preferences or privileges senior to those of the holders of the Securities, (ii) the Company may determine that it is necessary to incur additional indebtedness to finance its operations, which could restrict the Company's operations, and (iii) there can be no assurance that additional equity or debt financing will not be required, and if so required, that it will be available on terms favorable to the Company, if at all.

    (d) Restricted Securities. Subscriber understands that the Securities are characterized as "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act"), inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with Rule 144, as presently in effect, promulgated by the SEC under the Securities Act and understands the resale limitations imposed thereby and by the Securities Act. The Subscriber understands that the Company is under no obligation to register any of the Securities sold hereunder. The Subscriber understands that no public market now exists for the Securities and that it is uncertain whether a public market will ever exist for the Securities.

    (e) Purchase for Own Account. The Securities to be granted to the Subscriber hereunder will be acquired for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same.

    (f) Accredited Investor Status. Subscriber is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

    (g) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Subscriber further agrees not to make any disposition of all or any portion of the Securities, except:


               (i) pursuant to a registration statement under the Securities Act covering such disposition; or


              (ii) pursuant to an exemption from registration under the Securities Act, including, without limitation, Rule 144, Rule 144A or Regulation S thereunder.

    (h) Legend. It is understood that the certificates evidencing the Securities will bear the legend set forth below:


               THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         The legend set forth above shall be removed by the Company from any stock certificate evidencing common stock upon delivery to the Company of an opinion by counsel reasonably satisfactory to the Company that a registration statement under applicable securities laws is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the common stock.

    (i) No Reliance on Oral Statements. Subscriber, in purchasing the Securities, is not relying on any oral representations, promises or statements made by the Company, or any officer, director, employee, agent or attorney of the Company.

    (j) Transferee Undertaking. In connection with any disposition of all or any portion of the Securities permitted under this Agreement, the Subscriber shall obtain an undertaking from each offeree or purchaser of the Securities pursuant to which the offeree or purchaser shall represent and warrant the following:

                  (i) purchaser understands that the Securities have not been registered under the Securities Act and that, if in the future it decides to offer, sell, pledge or otherwise transfer such Securities, such Securities may be offered, sold, pledged or otherwise transferred only (A) to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (B) in an offshore transaction pursuant to and in compliance with Regulation S, (C) pursuant to an exemption from registration under the Securities Act provided by Rule 144, if available, or (D) pursuant to a registration statement under the Securities Act covering such disposition, in all cases in accordance with all applicable securities laws of any state of the United States.

                  (ii) purchaser understands that the Securities will contain a legend to the following effect unless the Company determines such legend is not necessary under applicable laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
                  (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER SUCH ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S UNDER SUCH ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT PROVIDED BY RULE 144, IF AVAILABLE, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

                  (iii) If the offeree or transferee is a qualified institutional buyer as defined in Rule 144A of the Securities Act, that it is aware that the sale to it is being made in reliance on Rule 144A and it is acquiring the Securities for its own account or for the account of a qualified institutional buyer.

    (k) Survival. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter, including after any termination of this Agreement. If such representations and warranties shall not be true and accurate in any respect, the Subscriber will, prior to such acceptance, given written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

         Subscriber shall complete, sign and deliver an investment letter in the form attached hereto as Exhibit A.

         3. Indemnification. The Subscriber acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and the Subscriber hereby agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act and all representatives and agents of the Company, including, but not limited to, counsel to the Company, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

         4.    Conditions.

         (a) Subscriber's ownership interest in the Company shall be governed solely in accordance with Delaware General Corporation Law, the Company's Certificate of Incorporation and the Company's By-laws, each as in effect and as may be amended from time-to-time.

         (b) The Subscriber agrees not to transfer or assign this Agreement, or any of its interest herein or in the Company, and further agrees, except as provided herein, that the assignment and transferability of the Securities acquired pursuant hereto shall be allowed only in accordance with applicable law.

         5. Revocation. The Subscriber agrees that he or she will not cancel, terminate, or revoke this Agreement or any agreement made hereunder and that this Agreement shall survive the death or disability of the Subscriber.

         6. Acceptance of Subscription. Execution of this Agreement by the Subscriber constitutes an offer by the Subscriber to subscribe for the number of Securities specified on the signature page hereto. If this offer is rejected for any reason, the Subscriber's subscription documents shall be returned to the Subscriber as promptly as practicable and the Company and the Subscriber shall have no further obligations to each other, other than the obligation of the Company to return the Subscriber's funds to such Subscriber.

         7.    General Provisions.

         (a) Investigation. It shall be no defense to an action for breach of this Agreement that the Subscriber or its agents have (or have not) made investigations into the affairs of the Company or that the Company could not have known of the misrepresentation or breach of warranty.

         (b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

         (c) Governing Law; Jurisdiction. This Agreement and the enforcement thereof shall be governed by and construed under the internal laws of the State of New York. The parties hereto consent to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement.

         (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (e) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

         (f) Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for deliveries within the U.S., or (iv) three (3) business days after deposit in mail by certified mail (return receipt requested) or equivalent for deliveries within the U.S.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number indicated for such party, in the case of the Company, Jeremy D. Kraus, Valesc Inc., 2300 Coit Road, Suite 300B, Plano, TX 75075, with a copy to Hecht & Associates, P.C., 11 East 26th Street, Suite 1902, New York, NY 10010, Attention: Charles J. Hecht, Esq. or, in the case of the Subscriber, to the address listed at the front of this document, or at such other address or facsimile number as such other party may designate by giving ten (10) days advance written notice by one of the indicated means of notice herein to the other parties hereto. Notices by facsimile shall be machine verified as received.

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given in the manner set forth above.

         (g) Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

         (h) No Finder's Fees. Each party represents that it neither is nor will be, obligated for any finder's or broker's fee or commission in connection with this transaction.

         (i) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Subscriber. No delay or omission to exercise any right, power, or remedy accruing to the Subscriber, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to the Subscriber, shall be cumulative and not alternative.

         (j) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         (k) Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

         (l) Further Assurances. From and after the date of this Agreement, upon the request of the Subscriber or the Company, the Company and the Subscriber shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

DO NOT SIGN THIS SUBSCRIPTION AGREEMENT IF ANY OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 2 ABOVE ARE UNTRUE OR INACCURATE.
[Signature Page Follows]

         IN WITNESS WHEREOF, the Subscriber has executed this Agreement as of the date first written above.



Restricted Securities to be           44,141 Shares of Common Stock
Received

                                    ---------------------------------------


                                    -----------------------------------
Total Consideration                 $30,889.00 in Cancelled  Claim for
                                    Unpaid Salary in this Amount
                                    -----------------------------------


                                                 SUBSCRIBER


                                                 -----------------------------
                                                 Garrett Miller


Subscription Accepted and Agreed as of the date first written above by:


VALESC INC.


By:
   ---------------------------------
Name:
Title:

                                                                       Exhibit A
                                                                       ---------


                                INVESTMENT LETTER

                                 Garrett Miller
                          130 Jefferson Street, Apt. 1
                                Hoboken, NJ 07030


                                          June 30, 2003


Valesc Inc.
2300 Coit Road, Suite 300B
Plano, TX 75075


Dear Sirs:


         The undersigned hereby accepts 44,141 shares of Valesc Inc. ("Valesc"), $.0001 par value per share common stock (the "Shares"), pursuant to a Subscription Agreement dated the date hereof (the "Subscription Agreement"), and Valesc hereby delivers the Shares pursuant to the Subscription Agreement (the "Securities").

         In connection with the foregoing, the undersigned represents that:

         (i) the Securities are being purchased for investment, not for resale or distribution and not for the purpose of effecting or causing to be effected, a public offering of any of the Securities;

         (ii) the Securities will not be sold, transferred, assigned or disposed of, except in accordance with the Securities Act of 1933, as amended, and the Rules and Regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder; and

         (iii) the Securities are being purchased for the sole account of the undersigned and no other understanding exists with regard to the disposition, sale, transfer or assignment of the Securities other than that set forth herein.

         The undersigned has been advised and understands that it is the view of the SEC that the foregoing investment representation would be inaccurate if it merely meant that the present intention of the undersigned was to hold the Securities for the long term capital gains period of the tax statutes, or for a deferred sale, or for a market rise, or for sale if the market declines, or for sale after a fixed period in the future or for sale only if the issuer fails to operate profitably. The undersigned further understands that, in the view of the SEC, a change in the market value of Valesc's common stock, a change in the condition of Valesc, a change in the conditions within the industry in which Valesc is engaged or, should the Securities be pledged as security for a loan, foreclosure or threatened foreclosure of such a loan, would not be such a change in the circumstances as to justify sale of the Securities. The undersigned understands that it is the view of the SEC that if there is an intention, at the time the Securities are acquired, to resell them to the public after the passing of some more or less definitive time period, the Securities were not truly acquired for investment. The undersigned further understands that the foregoing is not intended to be a complete listing of the views held by the SEC relating to the foregoing investment representation.

         The undersigned acknowledges it has been advised that the Securities have not been registered under the Securities Act of 1933, as amended, and that none of the Securities may be sold, transferred, assigned or disposed of, except in accordance with such Act and the Rules and Regulations of the SEC promulgated thereunder. The undersigned hereby consents that the face of the Securities to be issued and delivered to it shall contain a restrictive legend as set forth in the Subscription Agreement.

         The undersigned understands that Valesc is in its initial developmental stage and that the Securities being purchased involve a high degree of risk. It is the best judgment of the undersigned that the Securities being purchased hereby are securities of the kind which the undersigned wishes to purchase and hold for investment and that the nature and amount of the Securities being acquired are consistent with the investment program of the undersigned. The undersigned represents and warrants that the present and anticipated financial position of the undersigned permits the undersigned to hold the Securities for investment, as aforesaid.

         The undersigned hereby acknowledges that neither Valesc nor any persons or parties associated with Valesc has made any representation or warranties of any kind, nature or description in connection with the sale or offer of the Securities other than those set forth in the Subscription Agreement. The undersigned is also relying on its investigation of Valesc and its prospects and represents that Valesc has answered all its questions and made available all information requested.



                                         Very truly yours,



                                         -------------------------
                                         Garrett Miller












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